Exhibit 13.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Etao International Co., Ltd. (the “Company”) on Form 20-F Amendment 2 for the year ended December 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), I Hui Wang, Chief and Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 22, 2024	By:	/s/ Hui Wang
Hui Wang
Chief and Principal Financial Officer